                                                                   EXHIBIT 10.11


                                                                   OPTION NO. 14



                                AIR SOUTH, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

       This Agreement is made as of August 23, 1994 and between AIR SOUTH, INC., an Illinois corporation (the "Company") and Thomas J. Volz (the "Optionee").

       WHEREAS, the Board of Directors of the Company (the "Board") has been determined that the Optionee is a full or part time employee of the Company or a subsidiary; and

       WHEREAS, the Board considers it desirable and in the Company's best interests that the Optionee be given, as an incentive to contribute to its success and prosperity, and to encourage the Optionee to remain in its employ, an option to purchase shares of the Common Stock of the Company in accordance with the Company's Incentive Stock Option Plan (the "Plan");

       NOW, THEREFORE, it is agreed between the parties as follows:

       1. Option Grant. The Company hereby grants to the Optionee the fight, privilege and option to purchase up to 50,000 shares of its Common Stock at a purchase price of One Dollar ($1.00) per share, in the manner and subject to the conditions provided herein (the "Option"). This option shall expire on August 23, 2004 (the "Expiration Date").

       2. Vesting. Subject to earlier termination as provided herein, the extent to which the Option shall be exercisable shall be as follows:

       [X] 33.33% of the total number of shares for each year of a three year period following the date hereof throughout which the Optionee serves the Company as an officer or employee, as follows:

       [X]   16,667 shares after August 23, 1995

       [X]   16,667 Shares after August 23, 1996

       [X]   16,666 shares after August 23, 1997

       [X]   -0- shares after August 23, 1998

       [X]   -0- shares after August 23, 1999

       To the extent not exercised, the number of shares as to which the Option is exercisable shall accumulate and be exercisable, in whole or in part, until the termination of the Option as set forth in Section 4 hereof, but in no event later than ten (10) years from the date of this Agreement.

       3. Exercise. The Option shall be exercisable upon delivery of written notice, in the form attached hereto as Exhibit A, to the Board at the Company's principal place of business, specifying the number of shares of Common Stock to be purchased and the amount to be paid therefor, and accompanied by cash or check payable to the order of the Company in an amount equal to the purchase price of the shares. The Company shall thereafter immediately make delivery of such shares, bearing the legend set forth hereafter in section 8.

       4. Exercise Period. The exercise period of Options granted hereunder shall terminate upon the first to occur of the following events:

             (a) Three (3) months after voluntary or involuntary termination of employment of the Optionee by the Company other than by reason of death, total disability or approved leave of absence;

             (b) twelve (12) months following the death of the Optionee while an employee;

             (c) twelve (12) months following the termination of services by the Optionee in the event of disability of the Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1954, as amended; or

             (d) the Expiration Date set forth in Section 1 of this Agreement;

             (e)     ten (10) years from the date of this Agreement.

       5. Stock Dividends, Splits. In the event that additional shares of Common Stock are issued pursuant to a stock split, stock dividend, recapitalization, reclassification or other change in the capital structure of the Company, the number of shares of Common Stock covered by the Option granted hereunder shall be increased proportionately, with no increase in the total purchase price of the shares then so covered. In the event that the shares of Common Stock of the Company from time to time issued and outstanding are reduced by a combination of shares, recapitalization, reclassification or other change in the capital structure of the Company, the number of shares of Common Stock covered by the Option granted hereunder shall be reduced proportionately, with no reduction in the total price of the shares then so covered. All such adjustments shall be made by the Board, whose determination upon the same shall be final and binding upon the Optionee. No fractional shares shall be issued, and any fractional shares resulting from such computations shall be eliminated from the adjusted Option. No adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Common Stock or other securities.

       6. Non-Transferable. This Agreement, and the Option rights and privileges conferred hereunder, shall not be transferred, assigned, pledged, hypothecated in any way (whether by operation of law or otherwise), or otherwise disposed of, except by will and the laws of descent and distribution, shall not be subject to execution, attachment or similar process, and shall be exercisable, during his lifetime, only by the Optionee.

       7. Investment Purposes Only. All shares acquired by the Optionee pursuant to this Agreement shall be acquired for investment purposes only for the account of the Optionee and not with any intention or purpose of resale or further distribution thereof by the Optionee. Such shares may not be resold except in compliance with the Securities Act of 1933 or an exemption therefrom. Nothing contained herein shall require the Company to register under the Securities Act of 1933 either the Plan, this option or any securities issued or issuable pursuant to this option.

         8. Legend. All share certificates transferred to the Optionee pursuant to an exercise of the option granted hereunder shall bear on their face the following legend:

         The transfer and sale of these shares is governed by the terms of the Air South Incentive Stock Option Agreement between the Company and the Shareholder and the Air South Incentive Stock Option Plan, copies of which are on file with the Secretary of the Company.

and such other legends as the Company deems appropriate.

         9. Transferees. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, permitted successors and permitted assigns.

         10. No Employment Contract. Neither the execution of this Agreement nor the issuance of shares pursuant to the exercise of any Option granted hereunder shall be construed as giving the Optionee any legal or equitable right against the Company or its subsidiaries except as specifically provided for herein, or the right to be retained in employment, service or as a member of the Board, and the Optionee shall remain subject to discharge or removal to the same extent as if this Agreement had not been executed by the parties.

         11. Governing Law. This Agreement shall be construed and interpreted, and its validity, effect and rights hereunder shall be determined at all times in accordance with the laws of the State of South Carolina.

         12. Plan Controls. The Optionee, for himself, his heirs, executors, administrators, permitted successors and permitted assigns, administrators, permitted successors and permitted assigns, acknowledges and agrees that (i) he has received a copy of the Plan, and (ii) he has read and understands fully the Plan and that, in the event of any inconsistency between the terms of this Agreement and the Plan the provisions of the Plan shall control.


                                  AIR SOUTH, INC.

                                  By:
                                          -------------------------------------
                                          Patrick J. O'Shea
                                  Title:  President & Chief Executive Officer

                                  OPTIONEE

                                  Signed:
                                          -------------------------------------
                                          Thomas J. Volz

                               NOTICE OF EXERCISE

                          INCENTIVE STOCK OPTION PLAN

                                AIR SOUTH, INC.

       The undersigned Optionee hereby exercises Option No. 14, granted on August 23, 1994 ("Date of Grant"), to purchase ______________ shares of Common Stock (no par value) of Air South, Inc. (the "Company") at a price of $1.00 per share under the Company's Incentive Stock Option Plan (the "Plan") and herewith encloses ___________ check in the amount of $______________ payable to Air South, Inc. in full payment therefor.

       The undersigned Optionee hereby represents and certifies that ________ is purchasing these securities for _________ own account for investment and not with a view to the resale or distribution thereof


Date                                        Signed:
    _______________________, 199__                 ____________________________
                                            Print Name:
                                                       ________________________